RYDEX SERIES FUNDS

Long Short Equity Strategy Fund

Supplement dated August 24, 2012

to the Prospectuses, Summary Prospectuses and Statement of Additional Information

of the above listed Fund dated August 1, 2012

This supplement provides new and additional information beyond that contained in the Prospectuses and Summary Prospectuses (collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”) listed above and should be read in conjunction with the Prospectuses and SAI.

Due to unfavorable market conditions, the Long Short Equity Strategy Fund (the “Fund”) has assumed a defensive investment position in an effort to protect the current value of the Fund. While the Fund is invested in this manner, it does not invest in accordance with certain of its investment policies, including its investment policy to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, and/or derivatives thereof.

After considering the effect of current market conditions on the Fund and the Fund’s prospects for growth, Security Investors, LLC (the “Advisor”), the investment adviser to the Fund, recommended to the Rydex Series Funds Board of Trustees (the “Board”) that it approve the closing and subsequent liquidation of the Fund. On August 21, 2012, the Board considered the Advisor’s recommendation and the potential impact on the Fund’s shareholders of a liquidation, and determined that the liquidation of the Fund pursuant to the terms of a Plan of Liquidation is in the best interests of the shareholders of the Fund. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or after September 28, 2012 (the “Liquidation Date”).

Effective September 24, 2012, the Fund is closed to purchases by new shareholders and additional purchases by existing shareholders. The planned liquidation of the Fund may cause the Fund to increase its cash holdings and deviate from its investment objectives and strategies as stated in the Fund’s Prospectuses.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectuses under “Selling Fund Shares” and “Exchanging Fund Shares,” respectively. Effective immediately, any applicable contingent deferred sales charge (“CDSC”) will be waived for shareholders redeeming C-Class Shares of the Fund. Shareholders remaining in the Fund just prior to or on the Liquidation Date may bear increased transaction costs incurred in connection with the disposition of the Fund’s portfolio holdings.

Shareholders who opened their accounts directly with Rydex Fund Services, LLC, the Fund’s transfer agent, also may contact Rydex Fund Services, LLC at 800.820.0888 prior to the Liquidation Date to request that their liquidating cash distribution be reinvested in another Guggenheim Investments fund upon the liquidation of the Fund. Shareholders who opened their accounts through a broker or other financial intermediary should contact that financial intermediary to assist with the reinvestment of their liquidating cash distribution.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Important Information for Retirement Plan Investors: Retirement plan investors should consult their tax advisers regarding the consequences of the receipt of a liquidating cash distribution or a redemption of Fund shares prior to the liquidation of the Fund. Upon the receipt of a distribution from the Fund, whether in the form of a redemption or liquidating cash distribution, retirement plan investors may have a limited time within which to reinvest the distribution proceeds to avoid adverse tax consequences.

Shareholders may contact Guggenheim Investments Client Services at 800.820.0888 with any questions regarding the liquidation of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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